CCA INVESTMENTS TRUST

(the “Trust”)

190 North Canon Dr., Suite 402

Beverly Hills, CA 90210

CCA AGGRESSIVE RETURN FUND

Investor Class Shares	RSKAX
Load Class Shares	RSKLX

Supplement dated May 19, 2017 to the CCA Aggressive Return Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated March 29, 2017

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The Board of Trustees of the Trust has determined that it is in the best interests of the CCA Aggressive Return Fund and its shareholders to close the Investor Class and Load Class effective June 20, 2017 (“Liquidation Date”).  The CCA Aggressive Return Fund, Institutional Class, will remain open and available for investment.

Effective immediately, the CCA Aggressive Return Fund will not accept additional investments in the Investor Class or Load Class.

Accordingly, the prospectus has been amended:

References to CCA Aggressive Return Fund - Institutional Class shares and Load Class shares.  All references to the CCA Aggressive Return Fund’s Investor Class shares and Load Class shares in the Trust’s Registration Statement are deleted effective as of June 20, 2017.

Suspension of Sales.  Effective immediately, the CCA Aggressive Return Fund’s  will no longer accept orders to buy Investor Class shares or  Load Class shares from any new investors or existing shareholders.  Only Institutional Class Shares are available for purchase.

Prior to June 20, 2017, you may 1) exchange your shares in the CCA Aggressive Return Fund’s Investor Class shares and Load Class shares for shares of the Institutional Class, at the current net asset value per share; or 2) redeem your investment in the CCA Aggressive Return Fund’s Investor Class shares and Load Class shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the CCA Aggressive Return Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF THE CCA AGGRESSIVE RETURN FUND’S INVESTOR CLASS SHARES AND/OR LOAD CLASS SHARES PRIOR TO JUNE 20, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the CCA Aggressive Return Fund at 1‐800‐595‐4866.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 29, 2017, which provides information that you should know about the CCA Aggressive Return Fund, and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1‐ 800‐595‐4866.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE